UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2022

Sarepta Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-14895	93-0797222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 274-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SRPT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2022, Sarepta Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted to approve an amendment (the “2018 Plan Amendment”) to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”). The 2018 Plan Amendment increases the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2018 Plan by 2,500,000 shares to 10,687,596 shares (plus the number of shares subject to outstanding awards under the Company’s Amended and Restated 2011 Equity Incentive Plan that expire or otherwise terminate without having been exercised in full or are forfeited to or repurchased by the Company (up to a maximum of 2,412,466 shares)). The foregoing summary of the 2018 Plan Amendment is qualified in its entirety by reference to the full text of the 2018 Plan Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each proposal voted upon at the Annual Meeting and the final voting results for each such proposal. As of the record date for the Annual Meeting, April 8, 2022, there were 87,497,505 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 75,064,175 shares of common stock entitled to vote at the Annual Meeting present online or represented by proxy, which represented 85.79% of the outstanding shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

Proposal 1: Election of Directors

The director nominees listed below were elected to serve on the Company’s board of directors as members of Class I for a term of two years. The results of the vote were as follows:

Name of Nominee	For	Against	Abstain	Broker Non- Votes
Kathryn Boor, Ph.D.	67,109,976	134,940	27,270	7,791,989
Michael Chambers	67,104,537	138,475	29,174	7,791,989
Douglas S. Ingram	66,697,111	546,004	29,071	7,791,989
Hans Wigzell, M.D., Ph.D.	63,849,134	3,396,295	26,757	7,791,989

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers for 2021. The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
62,746,933	4,465,735	59,518	7,791,989

Proposal 3: Amendment to the Company’s 2018 Equity Incentive Plan

The stockholders approved the 2018 Plan Amendment. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
62,644,364	4,572,292	55,530	7,791,989

Proposal 4: Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022. The results of the vote were as follows:

For	Against	Abstain
73,729,807	1,244,784	89,584

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to the Sarepta Therapeutics, Inc. 2018 Equity Incentive Plan
104	The cover page from this Current Report on Form 8-K of Sarepta Therapeutics, Inc., formatted in Inline XBRL and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sarepta Therapeutics, Inc.

Date: June 3, 2022	By:	/s/ Douglas S. Ingram
Douglas S. Ingram
President and Chief Executive Officer